UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 29, 2003




                              GLEN BURNIE BANCORP

             (Exact name of registrant as specified in its charter)


Maryland                                0-24047                  52-1782444
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)


              101 Crain Highway, S.E., Glen Burnie, Maryland 21061
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (410) 766-3300


                                  Inapplicable
          (Former Name or Former Address if Changed Since Last Report)

================================================================================

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

The following exhibits are filed herewith:

Exhibit No.
-----------
99.1     Press Release dated October 29, 2003


Item 12.  Results of Operation and Financial Condition.

     Reference is made to the press release issued by the Registrant on October 29, 2003, the text of which is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GLEN BURNIE BANCORP
                                        (Registrant)



Date: October 30, 2003                  By:  /s/ F. William Kuethe, Jr.
                                           -------------------------------------
                                           F. William Kuethe, Jr.
                                           President and Chief Executive Officer

                                                                    Exhibit 99.1


[Graphic Omitted]         N E W S R E L E A S E
--------------------------------------------------------------------------------

                                                                October 29, 2003
                                                           FOR IMMEDIATE RELEASE

Contact:  Alison Tavik
          410-768-8857 (office)
          410-608-5581 (cell)
          adtavik@bogb.net


                    GLEN BURNIE BANCORP RELEASES 3Q EARNINGS
              Bancorp reports $839,000 net income for third quarter


Highlights

   o   6.7% growth in loan portfolio in 2003
   o   Year-to-date deposits up nearly $15 million
   o   $1.4 million increase in total stockholder's equity
   o   6.7% growth in total assets

GLEN BURNIE, MD (October 29, 2003) - Glen Burnie Bancorp (NASDAQ: GLBZ), parent company of The Bank of Glen Burnie, today released results for the third quarter.

The company realized net income of $839,000 or $0.50 basic earnings per share in the quarter ended September 30, 2003. In 2002, the company reported net income of $691,000 or $0.41 basic earnings per share for the same three-month period. Year-to-date net income for the nine months ended September 30, 2003 is $2,228,000 or $1.33 basic earnings per share compared to net income of $ 2,266,000 or $1.36 basic earnings per share for the same period in 2002 which included a one-time, after-tax gain of $470,000 resulting from an amendment to the Bank's post retirement benefit program.

"The Bank's overall performance is very satisfactory," said President & CEO F. William Kuethe, Jr. "Loans have increased by $10.5 million so far this year and deposits have grown by almost $15 million. Our net income for the third quarter is up 21.4% from $691,000 in 2002 to $839,000."

                                     (more)

Page 2
Glen Burnie Bancorp - 3Q Earnings
October 29, 2003


Glen Burnie Bancorp experienced a 6.7% growth in assets from $279 million as of December 31, 2002 to $298 million for the period ended September 30, 2003. During the same time period, total stockholders' equity grew 6.7% from $21,790,000 to $23,267,000. Expenses declined from $2,494,000 for the third quarter in 2002 to $2,450,000 for the same period in 2003 while net income per share of common stock increased by 21.9% from $0.41 to $0.50.

Stockholders recently voted to adjust the stockholder vote necessary to amend the company's Articles of Incorporation and Bylaws from 80% of outstanding shares to 66 2/3% of outstanding shares. "I'm very pleased that stockholders voted in favor of this action," Kuethe said. "This brings us in line with other publicly-traded companies and improves our ability to proactively compete in today's quickened business environment."

Glen Burnie Bancorp paid its 44th consecutive quarterly dividend on October 7, 2003. Stockholders of record at the close of business on September 12, 2003 received 12 cents ($0.12) per share of common stock for the quarter ending September 30, 2003. As of that date, Glen Burnie Bancorp had 1,684,843 common shares outstanding and there were approximately 500 shareholders of record.

Glen Burnie Bancorp, parent company to The Bank of Glen Burnie, (www.thebankofglenburnie.com) serves Anne Arundel County with seven branch offices and maintains assets totaling more than $298 million. Founded in 1949, The Bank of Glen Burnie is Anne Arundel County's oldest independent commercial bank.

                                    # # # #


Certain information contained in this news release, which does not relate to historical financial information, may be deemed to constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, which could cause the company's actual results in the future to differ materially from its historical results and those presently anticipated or projected. For a more complete discussion of these and other risk factors, please see the company's reports filed with the Securities and Exchange Commission.

                      GLEN BURNIE BANCORP AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                              (unaudited)
                                                                               September               December
                                                                                30, 2003               31, 2002
                                                                          -------------------------------------------
                                               Assets

Cash and due from banks                                                            $12,008               $11,297
Interest bearing deposits                                                                0                    41
Federal funds sold                                                                   4,143                 4,404
Investment securities                                                              100,066                91,860
Common Stock in the Glen Burnie Statutory Trust I                                      155                   155
Loans, net of allowance                                                            168,857               158,287
Premises and equipment at cost, net of accumulated depreciation                      4,164                 4,143
Other real estate owned                                                                174                   413
Other assets                                                                         8,644                 8,806
---------------------------------------------------------------------------------------------------------------------
          Total assets                                                            $298,211              $279,406
=====================================================================================================================


                         Liabilities and Stockholders' Equity


          Liabilities:
Deposits                                                                          $256,417              $241,420
Short-term borrowings                                                                3,693                   837
Long-term borrowings                                                                 7,233                 7,251
Guaranteed preferred beneficial interests in Glen Burnie
   Bancorp junior subordinated debentures                                            5,155                 5,155
Other liabilities                                                                    2,446                 2,953
---------------------------------------------------------------------------------------------------------------------
          Total liabilities                                                       $274,944              $257,616
---------------------------------------------------------------------------------------------------------------------


          Stockholders' equity:
Common stock, par value $1, authorized 15,000,000 shares; issued and outstanding
     September 30, 2003 1,686,773;
     December 31, 2002   1,677,173 shares                                           $1,687                $1,677
Surplus                                                                             10,798                10,638
Retained earnings                                                                    9,570                 7,947
Accumulated other comprehensive income (loss), net of tax                            1,212                 1,528

---------------------------------------------------------------------------------------------------------------------
          Total stockholders' equity                                               $23,267               $21,790
---------------------------------------------------------------------------------------------------------------------

          Total liabilities and stockholders' equity                              $298,211              $279,406
=====================================================================================================================

                      GLEN BURNIE BANCORP AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                       Three Months Ended               Nine Months Ended
                                                                          September 30,                   September 30,
                                                                 -----------------------------  ------------------------------
                                                                      2003            2002             2003            2002
                                                                 -----------------------------  ------------------------------

Interest income on
   Loans, including fees                                               $2,852        $3,092           $8,501         $9,298
   U.S. Treasury and U.S. Government agency securities                    427           720            1,440          1,999
   State and municipal securities                                         470           316            1,280            855
   Other                                                                  115           122              364            397
----------------------------------------------------------------------------------------------  ------------------------------
          Total interest income                                         3,864         4,250           11,585         12,549
----------------------------------------------------------------------------------------------  ------------------------------

Interest expense on
   Deposits                                                               804         1,055            2,567          3,218
   Junior subordinated debentures                                         137           137              410            410
   Long-term borrowings                                                   109           108              327            321
   Short-term borrowings                                                    1             2                3              5
----------------------------------------------------------------------------------------------  ------------------------------
          Total interest expense                                        1,051         1,302            3,307          3,954
----------------------------------------------------------------------------------------------  ------------------------------

          Net interest income                                           2,813         2,948            8,278          8,595

Provision for credit losses                                                10             0               10              0

----------------------------------------------------------------------------------------------  ------------------------------
          Net interest income after provision for credit losses         2,803         2,948            8,268          8,595
----------------------------------------------------------------------------------------------  ------------------------------

Other income
   Service charges on deposit accounts                                    255           261              762            761
   Other fees and commissions                                             359           158              803            444
   Other non-interest income                                                3             3                8            771
   Gains on investment securities                                          63            42              170             48
----------------------------------------------------------------------------------------------  ------------------------------
          Total other income                                              680           464            1,743          2,024
----------------------------------------------------------------------------------------------  ------------------------------

Other expenses
   Salaries and employee benefits                                       1,487         1,464            4,435          4,382
   Occupancy                                                              159           142              535            434
   Other expenses                                                         804           888            2,400          2,682
----------------------------------------------------------------------------------------------  ------------------------------
          Total other expenses                                          2,450         2,494            7,370          7,498
----------------------------------------------------------------------------------------------  ------------------------------

Income before income taxes                                              1,033           918            2,641          3,121

Income tax expense (benefit)                                              194           227              413            855
----------------------------------------------------------------------------------------------  ------------------------------

Net income                                                               $839          $691           $2,228         $2,266
==============================================================================================  ==============================

Net income per share of common stock                                    $0.50         $0.41            $1.33          $1.36
==============================================================================================  ==============================

Weighted-average shares of common stock outstanding                 1,684,386     1,670,221        1,680,692      1,666,681
==============================================================================================  ==============================
